Exhibit 99.2

                      CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Santa Fe Financial Corporation (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David T. Nguyen, Treasurer and Controller, serving as the Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003                              /s/ David T. Nguyen
                                                ----------------------------
                                                David T. Nguyen, Treasurer and
                                                Controller (serving as Chief
                                                Financial Officer)


[A signed original of this written statement required by Section 906 has been provided to Santa Fe Financial Corporation and will be retained by Santa Fe Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]

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